THE GABELLI ASSET FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2002
                                [GRAPHIC OMITTED]

                           GRAPHIC OF 5 STARS OMITTED

              MORNINGSTAR RATED[TM] GABELLI ASSET FUND 5 STARS OVERALL
              AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED 03/31/02
            AMONG 3,293 AND 926 DOMESTIC EQUITY FUNDS, RESPECTIVELY.
           THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                  03/31/02 AMONG 5,040 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      The overall economic and stock market unfolded along the lines we anticipated in our year-end report and in our interview with Barron's which we shared with you.

      We articulated that a combination of dynamics would converge to cause economic activity, particularly in the first quarter, to be above the long-term Gross Domestic Product ("GDP") growth of 3% to 4% that we had anticipated for the balance of this decade.

      In addition, we were and are in a camp of those that indicated that earnings would surge upwards in 2002 driven by the higher volume, lower energy, better inter-relationships between price/cost/productivity gains, the absence of "the Kitchen Sink," and Financial Accounting Standards Board ("FASB") 142.

      On the other side, we argued that we needed the rising earnings to provide the underpinnings for a market that could readily be weighed down by concerns from "Enronitis", analyst conflicts, Mid-East issues, the continuing war effort and high equity valuations. The overall market would make little progress rising some 5% or declining some 10% on the year -- this was our scenario.

SO WHAT HAPPENED?

      Solid evidence that the economy had emerged from recession spawned a stock market rally in late February/early March. However, the market stalled in late March as investors waited to see if the brightening economic outlook would translate into good first quarter earnings. At quarter-end, the leading market indices were virtually unchanged, with the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index posting modest gains. Large cap stocks continued to be battered as momentum investors abandoned this style of speculation for investments in value-type stocks, particularly among lesser known (and owned) small cap companies. Buoyed by good performance from industrial goods, specialty chemicals and advertising-supported media shares, our Fund enjoyed a roughly 4% appreciation.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 03/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                     ---------------------------------------
                                                      1ST        2ND        3RD        4TH           YEAR
                                                     ------     ------     ------     ------        ------
  2002:  Net Asset Value.......................      $34.21        --         --         --            --
         Total Return..........................        3.8%        --         --         --            --
---------------------------------------------------------------------------------------------------------------
  2001:  Net Asset Value.......................      $33.03     $35.45     $30.70     $32.97        $32.97
         Total Return..........................      (2.6)%       7.3%     (13.4)%     10.6%          0.2%
---------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................      $40.93     $40.18     $40.14     $33.90        $33.90
         Total Return..........................        0.2%      (1.8)%     (0.1)%     (0.7)%        (2.4)%
---------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................      $37.18     $41.38     $39.52     $40.84        $40.84
         Total Return..........................        4.8%      11.3%      (4.5)%     15.3%         28.5%
---------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................      $36.00     $36.41     $31.24     $35.47        $35.47
         Total Return..........................       13.0%       1.1%     (14.2)%     18.2%         15.9%
---------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................      $27.00     $31.45     $34.99     $31.85        $31.85
         Total Return..........................        2.2%      16.5%      11.3%       4.3%         38.1%
---------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................      $27.44     $28.09     $27.92     $26.42        $26.42
         Total Return..........................        6.6%       2.4%      (0.6)%      4.5%         13.4%
---------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................      $23.84     $25.10     $26.76     $25.75        $25.75
         Total Return..........................        7.3%       5.3%       6.6%       3.7%         24.9%
---------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................      $22.63     $22.36     $23.56     $22.21        $22.21
         Total Return..........................      (2.9)%     (1.2)%       5.4%      (1.2)%        (0.1)%
---------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................      $21.10     $22.10     $23.63     $23.30        $23.30
         Total Return..........................        6.1%       4.7%       6.9%       2.5%         21.8%
---------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................      $19.04     $18.91     $19.02     $19.88        $19.88
         Total Return..........................        6.0%      (0.7)%      0.6%       8.5%         14.9%
---------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................      $17.36     $17.36     $17.90     $17.96        $17.96
         Total Return..........................       11.1%       0.0%       3.1%       3.2%         18.1%
---------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................      $16.48     $16.81     $15.21     $15.63        $15.63
         Total Return..........................      (4.5)%      2.0%       (9.5)%      7.8%         (5.0)%
---------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................      $16.46     $18.01     $18.73     $17.26        $17.26
         Total Return..........................       12.0%       9.4%       4.0%      (1.0)%        26.2%
---------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................      $13.49     $14.62     $14.94     $14.69        $14.69
         Total Return..........................       14.4%       8.4%       2.2%       3.5%         31.1%
---------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................      $12.97     $13.93     $14.66     $12.61        $12.61
         Total Return..........................       19.6%       7.4%       5.2%     (14.0)%        16.2%
---------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................      $10.44     $11.21     $11.29     $11.28        $11.28
         Total Return..........................        4.4%(b)    7.4%       0.7%      (0.1)%        12.8%(b)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2002 (a)
                   -------------------------------------------

            1 Year ......................................      6.66%
            5 Year ......................................     15.35%
            10 Year .....................................     14.57%
            Life of Fund (b) ............................     15.43%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

                                Dividend History
--------------------------------------------------------------------------------
          PAYMENT (EX) DATE     RATE PER SHARE     REINVESTMENT PRICE
          -----------------     --------------     ------------------
          December 27, 2001         $0.984             $33.01
          December 27, 2000         $5.880             $33.37
          December 27, 1999         $4.630             $39.92
          December 28, 1998         $1.419             $34.60
          December 30, 1997         $4.610             $31.73
          December 31, 1996         $2.770             $26.42
          December 29, 1995         $2.000             $25.75
          December 30, 1994         $1.056             $22.21
          December 31, 1993         $0.921             $23.30
          December 31, 1992         $0.755             $19.88
          December 31, 1991         $0.505             $17.96
          December 31, 1990         $0.770             $15.63
          December 29, 1989         $1.278             $17.26
          December 30, 1988         $0.775             $14.69
          January 4, 1988           $0.834             $12.07
          March 9, 1987             $0.505             $12.71
--------------------------------------------------------------------------------

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                -------------------------------------------------
                                                                                                     SINCE
                                       QUARTER      1 YEAR      3 YEAR     5 YEAR     10 YEAR    INCEPTION (B)
                                       -------      ------      -------    ------     -------    -------------
   Gabelli Asset Fund                   3.76%        6.66%       7.54%     15.35%      14.57%        15.43%
   Dow Jones Industrial Average         4.29%        7.23%       3.78%     11.47%      14.87%        14.97%
   S&P 500 Index                        0.28%        0.24%      (2.53)%    10.18%      13.25%        13.42%
   Nasdaq Composite Index              (5.39)%       0.28%      (9.16)%     8.60%      11.82%        10.70%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
 (b) From commencement of investment operations on March 3, 1986.

--------------------------------------------------------------------------------

COMMENTARY

THE ECONOMY: READY TO RUMBLE?

      Impressive first and perhaps second quarter GDP growth appears to be "in the bag" -- largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. However, looking farther ahead, there are marked differences of opinion on how strong the nascent economic recovery will be. The optimists expect business investment, especially information technology capital spending, to rebound in the second half, providing "legs" to the consumer-led recovery. The pessimists contend that with the consumer having spent freely throughout the modest and short-lived recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses. Consequently, they anticipate an anemic recovery at best, and if consumer spending flags, perhaps even a double-dip recession.

      The realists -- we generously put ourselves in this category -- fall in between. It is certainly true that strong economic recoveries are generally propelled by pent-up consumer demand (housing, autos, and so on). But, we don't expect the consumer to roll over and play dead. The Federal Reserve Board ("Fed") will probably hike rates later in the year -- "taking back" the post 9/11 cuts -- but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

EARNINGS, VALUATIONS AND INTEREST RATES CALL THE MARKET TUNE

      The outlook for the economy certainly has an impact on investor psychology. To wit, the late February/early March market surge was sparked by the release of encouraging economic data and Fed Chairman Alan Greenspan's uncharacteristically upbeat comments to Congress. However, earnings, valuations and interest rates, not GDP growth rates, call the stock market tune.

      The positive impact of cost cutting and improved productivity is never apparent when the economy is in recession, but is magnified in profits when the economy recovers. Corporations have been aggressively cutting costs and improving productivity, and we believe earnings leverage will result in stronger than expected profit growth in the year ahead. Also, corporations took maximum advantage of the recession and the turmoil caused by the 9/11 tragedy to write off everything including the kitchen sink. Going forward, we won't see the level of write-offs that have penalized earnings in recent years. Finally, FASB Statement 142, which does not require companies to amortize goodwill, should provide a meaningful boost to reported earnings. After the surge in profits this year, we see U.S. corporate earnings growing on a secular basis in the 6% to 8% range in the years ahead. S&P 500 earnings outside the U.S. should grow materially faster should the U.S. dollar weaken, as we expect. The fact that we are entering a period of easy year-to-year earnings comparisons should improve investors' moods.

      Fed Chairman Greenspan has followed a policy of stop-go/stop-go/stop-go type of monetary policy. In the past, this has been proven to be a difficult course to pursue. Our conclusion is that the stock market can make halting progress over the balance of 2002, but that stock selection will be the primary determinant of investment returns for the foreseeable future.

PENT-UP DEAL DEMAND

      While consumers have spent freely despite the recession and 9/11, corporate acquirers have been sitting on their wallets. Deal activity, already diminished by economic uncertainty and the declining value of equity as a deal currency, came to an abrupt halt in the wake of the 9/11 crisis. As the political, economic, and stock market dust settles, we expect pent-up deal demand to be unleashed in a variety of industries.

      The ability to grow via acquisition in a slower growth economy, the need to preserve profit margins through realizing economies of scale, a government now more concerned with economic growth than potentially anti-competitive business combinations, more stable stock prices, and a change in accounting rules diminishing the impact of goodwill on reported earnings are powerful forces contributing to the "urge to merge."

TAKING THE HANDCUFFS OFF MEDIA

      In recent shareholder letters we have discussed how regulatory changes in the media industry should promote increased deal activity. On February 19, 2002 the District of Columbia Court of Appeals struck down Federal Communication Commission ("FCC") restrictions on the ownership of cable and broadcast television properties in the same markets. This would allow cable giants like AOL Time Warner to bid for broadcast properties. The court ruling also paved the way for raising the current cap above the 35% national "footprint" for television broadcasters, in effect putting a bounty on the small group broadcasters in our portfolio. We expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated. This should also spur further consolidation in the media industry.

      Thus far this year, just one of our media holdings, Ackerley Group, has been taken out. We expect more media deals at more attractive premiums to reward us in the year ahead.

THINNING THE WIRELESS HERD

      Many years ago, we coined the phrase "Buffalo Investing," referring to our strategy of buying small cable television companies in front of what we believed would be massive consolidation in the industry. Our rationale was that as the herd was thinned out, the cost of hunting and therefore the value of the remaining buffalos would soar. When the industry was freed from the pricing regulation that had been strangling cash flow, the hunt was on and we were grandly rewarded.

      We believe that the currently depressed wireless communications industry is also ripe for consolidation. There are simply too many players battling for market share. We expect to see the herd thinned out considerably in the years ahead both by financial starvation of the weakest players and by bigger predators taking down smaller competitors. Once again, we were somewhat disappointed by the only deal we've seen this year -- Alltel's purchase of CenturyTel's cellular properties at about 8 to 9 times cash flow -- a substantial discount to the Street's prevailing valuation of 10 to 12 times cash flow appraisal of wireless franchise values.

INVESTMENT SCORECARD

      In anticipation of better earnings as the economy recovers, our industrial cyclical holdings performed well, with stocks such as Crown Cork & Seal, Tenneco Automotive, Valmont, Dana Corp., and Nortek near the top of our performance list. Small group broadcasters Young Broadcasting and Gray Communications rebounded nicely this quarter, as did newspaper publishers including Media General, Belo, McClatchy, and Scripps. Investments in lodging/gaming companies such as Hilton Hotels, Aztar, Mandalay Resort Group and Starwood Hotels and Resorts rewarded us as the travel and tourism industry recovered from the shock of 9/11.

      Telecommunications, wired and wireless, as well as cable holdings continued to be the portfolio's albatross, with a substantial percentage of our biggest laggards coming from this sector, which has witnessed "dumping" of their shares by growth and momentum-oriented portfolio managers. Longer-term, as growth in demand overtakes excess capacity, we believe our patience in the telecom arena will be satisfactorily rewarded. In the interim, we believe consolidation in the industry will help surface values. We believe AOL Time Warner will continue to be a multimedia powerhouse and that Cablevision will ultimately be the target of one of the dominant cable players.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMETEK INC. (AME - $37.21 - NYSE) is a leading global manufacturer of analytical instruments for the process, aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating groups:
Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Last year AMETEK purchased EDAX Inc., and early this year, purchased the Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have above average growth and are less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low costs countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to boost future earnings.

GENUINE PARTS CO. (GPC - $36.77 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company) is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group (EIS) distributes materials for the manufacture and repair of electrical and electronic apparatus.

ITT INDUSTRIES INC. (ITT - $63.04 - NYSE) is a manufacturer of submersible pumps, defense electronics, connectors and switches, and specialty products such as automotive tubing and leisure marine equipment. As a result of the increase in the military budget, ITT's defense business is on a growth track. This group has a record backlog and programs are ramping up in avionics and systems. The water and wastewater market for submersible pumps continues to grow, driven by the demand for clean water. While the market for connectors and switches is weak, in part due to a weak telecommunication industry, the decline appears to have bottomed. Demand for ITT's specialty products will follow the economy, which is expected to pick up later this year. ITT's mix of businesses, strong balance sheet and substantial cash flow makes this an attractive investment.

LIBERTY MEDIA CORP. (L - $12.64 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NAVISTAR INTERNATIONAL CORP. (NAV - $44.30 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSICO INC. (PEP - $51.50 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

SENSIENT TECHNOLOGIES CORP. (SXT - $23.02 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made three small acquisitions with revenues of approximately $36 million.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%-owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications (TDS Telecom) subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

THOMAS & BETTS CORP. (TNB - $21.16 - NYSE) primarily manufactures electrical components and connectors. This business is suffering from its exposure to the technology and telecommunication industries. Management is cutting costs and restructuring the business to be profitable at the current lower revenues levels. Any or all of the three smaller business segments -- Steel Structures (utility poles), Communications (CATV equipment), and HVAC -- could be sold to raise cash and streamline the company. We also expect management to monetize the 20% investment in Leviton Manufacturing, a private company on Long Island, NY.

USA NETWORKS INC. (USAI - $31.77 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and cable television. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi

Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. USA recently announced a deal to purchase the majority of Expedia Inc. (EXPE - $69.84 - Nasdaq), a travel oriented website, from Microsoft Corp. (MSFT
- $60.31 - Nasdaq). Moreover, they have announced they will sell their entertainment assets (USA Networks, Sci Fi Channel, Studios) to Vivendi Universal (V - $38.50 - NYSE), leaving the firm to focus on electronic commerce. As media, advertising and direct selling converge, USA stands to be a major player. The company will be renamed USA Interactive Inc.

WATTS INDUSTRIES INC. (WTS - $16.80 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                                  WHEN
                          ---                                  ----
      Special Chats:      Mario J. Gabelli                     First Monday of each month
                          Howard Ward                          First Tuesday of each month

In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
      1st Wednesday       Ivan Arteaga                         Henry Van Der Eb               Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                 Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the first quarter of 2002, equity investors responded favorably to encouraging economic news. Indeed, the economy appears back on solid footing and we should see earnings rebound nicely. Our concern is that much of this good news is already reflected in stock prices and that as the Fed raises interest rates later in the year, equity valuations may come under pressure. So, while the worst may be over, we don't see smooth sailing for equities going forward. Stock picking will remain the key to returns and we believe our focus on companies selling at deep discounts to intrinsic value will be rewarded as merger and acquisition activity heats up in the year ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ MARIO J. GABELLI
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
April 30, 2002


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2002
                                 --------------
                Ametek Inc.                         PepsiCo Inc.
                Genuine Parts Co.                   Sensient Technologies Corp.
                ITT Industries Inc.                 Telephone & Data Systems Inc
                Liberty Media Corp.                 Thomas & Betts Corp.
                Navistar International Corp.        USA Networks Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
             COMMON STOCKS -- 89.5%
             AEROSPACE -- 1.5%
     85,000  Boeing Co. ...................................  $  4,101,250
    170,000  Lockheed Martin Corp. ........................     9,788,600
    143,980  Northrop Grumman Corp. .......................    16,276,939
                                                             ------------
                                                               30,166,789
                                                             ------------
             AGRICULTURE -- 0.4%
    630,000  Archer-Daniels-Midland Co. ...................     8,775,900
     15,000  Delta & Pine Land Co. ........................       284,550
                                                             ------------
                                                                9,060,450
                                                             ------------
             AUTOMOTIVE -- 0.6%
    155,000  General Motors Corp. .........................     9,369,750
     33,000  Volkswagen AG ................................     1,740,585
                                                             ------------
                                                               11,110,335
                                                             ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.3%
     60,000  ArvinMeritor Inc. ............................     1,713,000
     60,000  BorgWarner Inc. ..............................     3,775,200
    600,000  Dana Corp. ...................................    12,882,000
    220,000  Federal-Mogul Corp.+ .........................       178,200
    650,000  GenCorp Inc. .................................    10,218,000
    500,000  Genuine Parts Co. ............................    18,385,000
    180,000  Johnson Controls Inc. ........................    15,895,800
    135,000  Midas Inc. ...................................     1,925,100
    301,500  Modine Manufacturing Co. .....................     8,137,485
     10,000  O'Reilly Automotive Inc.+ ....................       315,700
    100,000  Pennzoil-Quaker State Co. ....................     2,147,000
    202,500  Scheib (Earl) Inc.+ ..........................       537,637
    210,000  Standard Motor Products Inc. .................     3,066,000
     95,000  Superior Industries International Inc. .......     4,634,100
    380,000  Tenneco Automotive Inc.+ .....................     1,520,000
    100,000  TransPro Inc.+ ...............................       432,000
                                                             ------------
                                                               85,762,222
                                                             ------------
             AVIATION: PARTS AND SERVICES -- 0.8%
     72,000  Aviall Inc.+ .................................       650,160
    170,000  Curtiss-Wright Corp. .........................    11,305,000
      2,000  Curtiss-Wright Corp., Cl. B ..................       130,500
    150,000  Fairchild Corp., Cl. A+ ......................       378,000
     95,000  Kaman Corp., Cl. A ...........................     1,610,250
     45,000  Precision Castparts Corp. ....................     1,593,450
                                                             ------------
                                                               15,667,360
                                                             ------------
             BROADCASTING -- 1.0%
     20,000  Corus Entertainment Inc., Cl. B+ .............       460,691
    230,000  Granite Broadcasting Corp.+ ..................       483,000
     20,000  Gray Communications Systems Inc. .............       320,400
    210,000  Gray Communications Systems Inc., Cl. B ......     3,042,900
    170,000  Liberty Corp. ................................     6,769,400
    150,000  Paxson Communications Corp.+ .................     1,644,000

                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
    400,000  Television Broadcasts Ltd. ...................  $  1,861,591
    185,000  Young Broadcasting Inc., Cl. A+ ..............     4,623,150
                                                             ------------
                                                               19,205,132
                                                             ------------
             BUILDING AND CONSTRUCTION -- 0.3%
     80,111  Huttig Building Products Inc.+ ...............       443,815
    175,000  Nortek Inc.+ .................................     6,300,000
      4,333  Nortek Inc., Special Common+(a) ..............       155,988
                                                             ------------
                                                                6,899,803
                                                             ------------
             BUSINESS SERVICES -- 1.5%
    700,000  Cendant Corp.+ ...............................    13,440,000
    100,000  Ecolab Inc. ..................................     4,572,000
     10,000  Imation Corp.+ ...............................       265,300
     66,500  Landauer Inc. ................................     2,523,675
    140,000  Nashua Corp.+ ................................       826,000
    225,000  Vivendi Universal SA, ADR ....................     8,662,500
                                                             ------------
                                                               30,289,475
                                                             ------------
             CABLE -- 2.3%
    670,000  Cablevision Systems Corp., Cl. A+ ............    22,780,000
     40,000  Comcast Corp., Cl. A+ ........................     1,338,000
     40,000  Comcast Corp., Cl. A, Special+ ...............     1,272,000
     40,000  NTL Inc.+ ....................................         8,000
    650,000  Rainbow Media Group+ .........................    16,042,000
     60,000  Shaw Communications Inc., Cl. B ..............     1,074,820
     80,000  Shaw Communications Inc., Cl. B,
               Non-Voting .................................     1,438,400
    500,000  UnitedGlobalCom Inc., Cl. A+ .................     2,705,000
                                                             ------------
                                                               46,658,220
                                                             ------------
             CLOSED END FUNDS -- 0.1%
     84,000  Royce Value Trust Inc. .......................     1,507,800
                                                             ------------
             COMMUNICATIONS EQUIPMENT -- 0.8%
    303,900  Allen Telecom Inc.+ ..........................     2,030,052
    610,000  Corning Inc. .................................     4,648,200
  1,050,000  Lucent Technologies Inc. .....................     4,966,500
    190,000  Motorola Inc. ................................     2,698,000
    250,000  Nortel Networks Corp. ........................     1,122,500
                                                             ------------
                                                               15,465,252
                                                             ------------
             COMPUTER HARDWARE -- 0.1%
     25,000  Hewlett-Packard Co. ..........................       448,500
     70,000  Xerox Corp.+ .................................       752,500
                                                             ------------
                                                                1,201,000
                                                             ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
     35,000  Computer Associates International Inc. .......       766,150
    285,000  EMC Corp.+ ...................................     3,397,200
    300,000  Genuity Inc.+ ................................       261,000
     48,000  INT Media Group Inc.+ ........................       155,520
                                                             ------------
                                                                4,579,870
                                                             ------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
             COMMON STOCKS (CONTINUED)
             CONSUMER PRODUCTS -- 4.7%
     20,000  Alberto-Culver Co., Cl. A ....................  $    964,000
      3,000  Alberto-Culver Co., Cl. B ....................       162,000
     11,000  Christian Dior SA ............................       416,001
    200,000  Church & Dwight Co. Inc. .....................     5,892,000
      1,000  Clorox Co. ...................................        43,630
     60,000  Department 56 Inc.+ ..........................       840,000
    110,000  Eastman Kodak Co. ............................     3,428,700
    380,000  Energizer Holdings Inc.+ .....................     9,025,000
    135,000  Fortune Brands Inc. ..........................     6,664,950
    330,000  Gallaher Group plc, ADR ......................    10,180,500
    430,000  Gillette Co. .................................    14,624,300
      1,500  Givaudan SA ..................................       481,624
     80,000  Harley Davidson Inc. .........................     4,410,400
     60,000  International Flavors & Fragrances Inc. ......     2,098,200
    253,000  Mattel Inc. ..................................     5,272,520
     40,000  Maytag Corp. .................................     1,770,000
     67,000  National Presto Industries Inc. ..............     1,926,920
     95,000  Philip Morris Companies Inc. .................     5,003,650
    200,000  Procter & Gamble Co. .........................    18,018,000
     41,000  Syratech Corp.+(a) ...........................        20,705
    200,000  Wolverine World Wide Inc. ....................     3,590,000
                                                             ------------
                                                               94,833,100
                                                             ------------
             CONSUMER SERVICES -- 0.4%
    400,000  Rollins Inc. .................................     8,440,000
                                                             ------------
             DIVERSIFIED INDUSTRIAL -- 5.7%
    200,000  Acuity Brands Inc. ...........................     3,306,000
      5,000  Anixter International Inc.+ ..................       148,150
     50,000  Chemed Corp. .................................     1,867,500
    190,000  Cooper Industries Inc. .......................     7,970,500
    500,000  Crane Co. ....................................    13,670,000
    110,000  Gardner Denver Inc.+ .........................     2,695,000
    220,000  GATX Corp. ...................................     6,996,000
      3,000  General Electric Co. .........................       112,350
    140,000  GenTek Inc. ..................................        42,000
    220,000  Greif Bros. Corp., Cl. A .....................     7,854,000
     30,000  Harbor Global Co. Ltd. .......................       216,000
    400,000  Honeywell International Inc. .................    15,308,000
    350,000  ITT Industries Inc. ..........................    22,064,000
    150,000  Katy Industries Inc.+ ........................       930,000
    310,000  Lamson & Sessions Co.+ .......................     1,782,500
     30,000  MagneTek Inc.+ ...............................       351,000
    180,000  Myers Industries Inc. ........................     2,610,000
     25,000  National Service Industries Inc. .............       261,000
     60,000  Pentair Inc. .................................     2,698,200
    263,900  Sensient Technologies Corp. ..................     6,074,978
     92,000  Smiths Group plc .............................     1,062,485

                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
      1,500  Sulzer AG ....................................  $    328,664
    155,000  Thomas Industries Inc. .......................     4,533,750
     80,000  Trinity Industries Inc. ......................     1,944,800
    175,000  TRW Inc. .....................................     9,007,250
     30,000  Tyco International Ltd. ......................       969,600
                                                             ------------
                                                              114,803,727
                                                             ------------
             ELECTRONICS -- 1.0%
      3,000  Hitachi Ltd., ADR ............................       220,650
     13,000  Kyocera Corp., ADR ...........................       910,000
     22,000  Molex Inc., Cl. A ............................       672,980
    430,000  Oak Technology Inc.+ .........................     6,398,400
    100,000  Sony Corp., ADR ..............................     5,170,000
     40,000  Texas Instruments Inc. .......................     1,324,000
    260,000  Thomas & Betts Corp. .........................     5,501,600
                                                             ------------
                                                               20,197,630
                                                             ------------
             ENERGY AND UTILITIES -- 5.2%
    130,000  AGL Resources Inc. ...........................     3,055,000
    240,000  BP plc, ADR ..................................    12,744,000
     38,000  Brown (Tom) Inc.+ ............................     1,037,400
    100,000  Burlington Resources Inc. ....................     4,009,000
     22,000  CH Energy Group Inc. .........................     1,043,900
    157,050  ChevronTexaco Corp. ..........................    14,176,903
    491,400  Conectiv .....................................    12,230,946
    180,000  Conoco Inc. ..................................     5,252,400
     20,000  Constellation Energy Group Inc. ..............       617,000
     60,000  Devon Energy Corp. ...........................     2,896,200
     59,998  DPL Inc. .....................................     1,532,949
     30,000  DTE Energy Co. ...............................     1,365,000
    281,700  El Paso Electric Co.+ ........................     4,408,605
     94,000  Energy East Corp. ............................     2,044,500
     55,000  EOG Resources Inc. ...........................     2,230,800
    280,000  Exxon Mobil Corp. ............................    12,272,400
     11,000  FPL Group Inc. ...............................       655,050
     16,625  GlobalSantaFe Corp. ..........................       543,638
    215,000  Halliburton Co. ..............................     3,670,050
     37,359  Kerr-McGee Corp. .............................     2,348,013
    100,000  Mirant Corp.+ ................................     1,445,000
    180,000  NiSource Inc.+ ...............................       417,600
    150,000  Northeast Utilities ..........................     2,980,500
    100,000  Progress Energy Inc.+ ........................        27,500
     23,500  SJW Corp. ....................................     1,908,200
    325,000  Southwest Gas Corp. ..........................     8,125,000
     11,000  UIL Holdings Corp. ...........................       639,100
                                                             ------------
                                                              103,676,654
                                                             ------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 9.3%
    812,000  AOL Time Warner Inc.+ ........................  $ 19,203,800
    250,000  Disney (Walt) Co. ............................     5,770,000
     19,406  EMI Group plc ................................       100,175
    100,000  EMI Group plc, ADR ...........................     1,029,550
     46,800  Fisher Communications Inc. ...................     2,129,868
    100,000  Fox Entertainment Group Inc., Cl. A+ .........     2,365,000
    200,000  GC Companies Inc.+ ...........................        32,000
    160,000  Grupo Televisa SA, ADR+ ......................     7,761,600
     10,000  Liberty Livewire Corp., Cl. A+ ...............        57,800
  4,460,000  Liberty Media Corp., Cl. A+ ..................    56,374,400
    300,000  Metro-Goldwyn-Mayer Inc.+ ....................     4,986,000
    114,800  Six Flags Inc.+ ..............................     2,050,328
  1,365,000  USA Networks Inc.+ ...........................    43,366,050
    845,000  Viacom Inc., Cl. A+ ..........................    41,067,000
     25,000  World Wrestling Federation
               Entertainment Inc.+ ........................       365,000
                                                             ------------
                                                              186,658,571
                                                             ------------
             ENVIRONMENTAL SERVICES -- 1.0%
    120,000  Allied Waste Industries Inc.+ ................     1,560,000
    300,000  Republic Services Inc.+ ......................     5,604,000
    500,000  Waste Management Inc. ........................    13,625,000
                                                             ------------
                                                               20,789,000
                                                             ------------
             EQUIPMENT AND SUPPLIES -- 7.8%
    308,000  AMETEK Inc. ..................................    11,460,680
     23,000  Amphenol Corp., Cl. A+ .......................     1,076,400
     70,000  Caterpillar Inc. .............................     3,979,500
    105,000  CIRCOR International Inc. ....................     2,178,750
    125,000  CLARCOR Inc. .................................     4,000,000
    200,000  Crown Cork & Seal Co. Inc.+ ..................     1,790,000
    100,000  CTS Corp. ....................................     1,625,000
      5,000  Danaher Corp. ................................       355,100
    400,000  Deere & Co. ..................................    18,220,000
    220,000  Donaldson Co. Inc. ...........................     8,846,200
    161,150  Fedders Corp. ................................       483,450
    500,000  Flowserve Corp.+ .............................    16,005,000
    160,000  Gerber Scientific Inc.+ ......................     1,176,000
    462,000  IDEX Corp. ...................................    17,094,000
     15,000  Ingersoll-Rand Co., Cl. A ....................       750,300
     90,000  Lufkin Industries Inc. .......................     2,430,000
     18,000  Manitowoc Co. Inc. ...........................       711,000
     35,000  Met-Pro Corp. ................................       502,600
    600,000  Navistar International Corp.+ ................    26,580,000
     20,000  PACCAR Inc. ..................................     1,464,200
    100,000  Sequa Corp., Cl. A+ ..........................     5,220,000
    104,000  Sequa Corp., Cl. B+ ..........................     6,136,000
    215,000  SPS Technologies Inc.+ .......................     9,109,550
    150,000  Sybron Dental Specialties Inc.+ ..............     3,015,000
    300,000  UCAR International Inc.+ .....................     4,260,000

                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
     30,000  Valmont Industries Inc. ......................  $    537,000
    435,000  Watts Industries Inc., Cl. A .................     7,308,000
    120,000  Weir Group plc ...............................       497,266
                                                             ------------
                                                              156,810,996
                                                             ------------
             FINANCIAL SERVICES -- 4.9%
     25,000  Aegon NV, ADR ................................       611,000
          1  Al-Zar Ltd.+(a) ..............................           140
     14,280  Alleghany Corp.+ .............................     2,677,500
     40,000  Allstate Corp. ...............................     1,510,800
    270,000  American Express Co. .........................    11,059,200
     61,000  Argonaut Group Inc. ..........................     1,289,540
     55,000  Bank of New York Co. Inc. ....................     2,311,100
     68,000  Bank One Corp. ...............................     2,841,040
        220  Berkshire Hathaway Inc., Cl. A+ ..............    15,642,000
     50,000  BKF Capital Group Inc.+ ......................     1,492,500
     25,000  Block (H&R) Inc. .............................     1,111,250
     30,000  Commerzbank AG ...............................       540,972
    130,000  Commerzbank AG, ADR ..........................     2,327,182
    154,000  Deutsche Bank AG, ADR+ .......................     9,917,600
     10,000  Lehman Brothers Holdings Inc. ................       646,400
     38,000  Leucadia National Corp. ......................     1,358,500
     90,000  Mellon Financial Corp. .......................     3,473,100
      8,000  Merrill Lynch & Co. Inc. .....................       443,040
     45,000  Metris Companies Inc. ........................       900,000
    236,000  Midland Co. ..................................    10,053,600
      2,000  MONY Group Inc. ..............................        80,640
    240,000  Phoenix Companies Inc.+ ......................     4,608,000
      2,500  Prudential Financial Inc.+ ...................        77,625
    100,000  Schwab (Charles) Corp. .......................     1,309,000
     50,000  St. Paul Companies Inc. ......................     2,292,500
     84,000  State Street Corp. ...........................     4,651,920
     22,000  Stilwell Financial Inc. ......................       538,780
     20,000  SunTrust Banks Inc. ..........................     1,334,600
     15,000  T. Rowe Price Group Inc. .....................       583,950
     10,000  Travelers Property Casualty Corp.+ ...........       200,000
      3,000  UBS AG+ ......................................       149,250
      8,500  Value Line Inc. ..............................       416,500
    250,000  Wachovia Corp. ...............................     9,270,000
     25,000  Waddell & Reed Financial Inc., Cl. A .........       762,000
     40,000  Washington Mutual Inc. .......................     1,325,200
                                                             ------------
                                                               97,806,429
                                                             ------------
             FOOD AND BEVERAGE -- 8.2%
     16,700  Brau und Brunnen AG+ .........................       495,346
    224,000  Brown-Forman Corp., Cl. A ....................    16,307,200
     80,000  Campbell Soup Co. ............................     2,144,000
    105,000  Coca-Cola Co. ................................     5,487,300
     50,000  Coca-Cola Enterprises Inc. ...................       939,000
     40,000  ConAgra Foods Inc. ...........................       970,000
    260,000  Corn Products International Inc. .............     8,372,000
    315,000  Diageo plc, ADR ..............................    16,528,050

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
             COMMON STOCKS (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
      7,500  Farmer Brothers Co. ..........................  $  2,272,500
    192,060  Flowers Foods Inc.+ ..........................     4,891,768
    245,000  General Mills Inc. ...........................    11,968,250
    350,000  Grupo Bimbo,SA de CV, Ser. A .................       931,621
      5,000  Hain Celestial Group Inc.+ ...................       111,250
    150,000  Heinz (H.J.) Co. .............................     6,225,000
     60,000  Hershey Foods Corp. ..........................     4,112,400
    465,000  Kellogg Co. ..................................    15,610,050
    100,000  Kerry Group plc, Cl. A .......................     1,345,693
    165,000  LVMH Moet Hennessy Louis Vuitton, ADR ........     1,674,750
  1,090,290  PepsiAmericas Inc. ...........................    15,721,982
    420,000  PepsiCo Inc. .................................    21,630,000
    150,000  Ralcorp Holdings Inc.+ .......................     4,080,000
     20,000  Sara Lee Corp. ...............................       415,200
     23,700  Smucker (J.M.) Co. ...........................       801,060
    143,222  Tootsie Roll Industries Inc. .................     6,586,757
     40,000  Tyson Foods Inc., Cl. A ......................       499,200
    250,000  Wrigley (Wm.) Jr. Co. ........................    13,327,500
                                                             ------------
                                                              163,447,877
                                                             ------------
             HEALTH CARE -- 2.1%
     48,000  Amgen Inc.+ ..................................     2,864,640
     25,000  Apogent Technologies Inc.+ ...................       617,000
     36,000  Biogen Inc.+ .................................     1,766,160
     25,000  Bristol-Myers Squibb Co. .....................     1,012,250
     40,000  Chiron Corp.+ ................................     1,835,600
     10,000  GlaxoSmithKline plc, ADR .....................       470,000
     27,500  Inverness Medical Innovations Inc.+ ..........       625,625
     53,520  Invitrogen Corp.+ ............................     1,836,806
     60,000  Johnson & Johnson ............................     3,897,000
    155,000  Merck & Co. Inc. .............................     8,924,900
    285,000  Pfizer Inc. ..................................    11,325,900
     50,000  Pharmacia Corp. ..............................     2,254,000
     30,000  Schering-Plough Corp. ........................       939,000
      5,000  Sulzer Medica AG .............................       460,813
      8,000  VISX Inc.+ ...................................       141,280
     80,000  Women First HealthCare Inc.+ .................       791,200
     23,000  Wyeth ........................................     1,509,950
      2,200  Zimmer Holdings Inc.+ ........................        74,910
                                                             ------------
                                                               41,347,034
                                                             ------------
             HOTELS AND GAMING -- 2.1%
     84,300  Aztar Corp.+ .................................     1,846,170
    100,000  Boca Resorts Inc., Cl. A+ ....................     1,294,000
    410,000  Gaylord Entertainment Co.+ ...................    10,906,000
     25,000  GTECH Holdings Corp.+ ........................     1,218,750
     12,000  Harrah's Entertainment Inc.+ .................       531,120
  1,200,000  Hilton Group plc .............................     4,259,226
    790,000  Hilton Hotels Corp. ..........................    11,297,000
     75,000  Mandalay Resort Group+ .......................     2,302,500

                                                               MARKET
  SHARES                                                        VALUE
-----------                                                  ------------
     35,000  MGM Mirage Inc.+ .............................  $  1,268,050
    220,000  Park Place Entertainment Corp.+ ..............     2,321,000
    140,000  Starwood Hotels & Resorts
               Worldwide Inc. .............................     5,265,400
     60,000  Trump Hotels & Casino Resorts Inc.+ ..........       109,200
                                                             ------------
                                                               42,618,416
                                                             ------------
             METALS AND MINING -- 1.2%
     55,000  Alcoa Inc. ...................................     2,075,700
    259,000  Barrick Gold Corp. ...........................     4,807,040
    300,000  Echo Bay Mines Ltd.+ .........................       276,000
    500,000  Newmont Mining Corp. Holding Co. .............    13,845,000
    170,000  Placer Dome Inc. .............................     2,082,500
    250,000  Royal Oak Mines Inc.+ ........................           362
     20,000  TVX Gold Inc.+ ...............................        15,200
                                                             ------------
                                                               23,101,802
                                                             ------------
             PAPER AND FOREST PRODUCTS -- 0.9%
    210,000  MeadWestvaco Corp. ...........................     6,961,500
     10,000  Rayonier Inc. ................................       532,800
     10,000  Sealed Air Corp.+ ............................       470,800
    312,000  St. Joe Co. ..................................     9,360,000
                                                             ------------
                                                               17,325,100
                                                             ------------
             PUBLISHING -- 4.9%
    225,000  Belo Corp., Cl. A ............................     5,231,250
     15,000  Dow Jones & Co. Inc. .........................       873,300
     20,000  EMAP plc .....................................       234,820
     50,000  Lee Enterprises Inc. .........................     1,845,000
     60,000  McClatchy Co., Cl. A .........................     3,562,200
    140,000  McGraw-Hill Companies Inc. ...................     9,555,000
    408,000  Media General Inc., Cl. A ....................    25,908,000
     82,000  Meredith Corp. ...............................     3,485,820
    132,000  New York Times Co., Cl. A ....................     6,317,520
     14,000  News Corp. Ltd., ADR .........................       397,320
    395,000  Penton Media Inc. ............................     2,982,250
    500,000  PRIMEDIA Inc.+ ...............................     1,585,000
    130,000  Pulitzer Inc. ................................     6,955,000
    170,000  Reader's Digest Association Inc., Cl. B ......     4,046,000
    126,000  Scripps (E.W.) Co., Cl. A ....................    10,347,120
     94,640  Seat-Pagine Gialle SpA+ ......................        73,234
    120,000  Thomas Nelson Inc. ...........................     1,458,000
    282,550  Tribune Co. ..................................    12,844,723
                                                             ------------
                                                               97,701,557
                                                             ------------
             REAL ESTATE -- 0.6%
    385,000  Catellus Development Corp.+ ..................     7,572,950
     48,000  Florida East Coast Industries Inc., Cl. A ....     1,358,880
     72,082  Florida East Coast Industries Inc., Cl. B ....     1,889,269
     88,000  Griffin Land & Nurseries Inc.+ ...............     1,311,200
      3,961  HomeFed Corp.+ ...............................         3,486
                                                             ------------
                                                               12,135,785
                                                             ------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
  SHARES                                                          VALUE
-----------                                                  --------------
             COMMON STOCKS (CONTINUED)
             RETAIL -- 2.4%
     41,000  Aaron Rents Inc. .............................  $      936,850
     20,000  Aaron Rents Inc., Cl. A ......................         441,000
    200,000  Albertson's Inc. .............................       6,628,000
    600,000  AutoNation Inc.+ .............................       8,352,000
     50,000  Blockbuster Inc., Cl. A ......................       1,173,500
    175,000  Burlington Coat Factory Warehouse Corp. ......       3,368,750
      4,000  Coldwater Creek Inc.+ ........................          71,040
      6,000  Delhaize Le Lion SA, ADR .....................         274,380
    140,000  Kroger Co.+ ..................................       3,102,400
    172,200  Lillian Vernon Corp. .........................       1,102,080
      6,000  Neiman Marcus Group Inc., Cl. A+ .............         206,700
    660,000  Neiman Marcus Group Inc., Cl. B+ .............      21,615,000
    220,000  Rite Aid Corp.+ ..............................         761,200
                                                             --------------
                                                                 48,032,900
                                                             --------------
             SATELLITE -- 0.2%
    250,099  General Motors Corp., Cl. H+ .................       4,114,129
    200,000  Loral Space & Communications Ltd.+ ...........         430,000
                                                             --------------
                                                                  4,544,129
                                                             --------------
             SPECIALTY CHEMICALS -- 2.0%
    450,000  Ferro Corp. ..................................      12,960,000
    130,000  Fuller (H.B.) Co. ............................       3,893,500
     90,000  General Chemical Group Inc.+ .................         315,000
    140,000  Great Lakes Chemical Corp. ...................       3,943,800
    380,000  Hercules Inc.+ ...............................       5,057,800
    211,800  Material Sciences Corp.+ .....................       2,213,310
    630,000  Omnova Solutions Inc. ........................       5,229,000
    150,000  Rohm and Haas Co. ............................       6,340,500
                                                             --------------
                                                                 39,952,910
                                                             --------------
             TELECOMMUNICATIONS -- 6.4%
      7,500  Allegiance Telecom Inc.+ .....................          22,500
    100,000  ALLTEL Corp. .................................       5,555,000
  1,000,000  AT&T Corp. ...................................      15,700,000
    250,000  BCE Inc. .....................................       4,405,000
    135,000  BellSouth Corp. ..............................       4,976,100
     14,000  Brasil Telecom Participacoes SA, ADR .........         558,600
    500,000  Broadwing Inc.+ ..............................       3,495,000
    300,000  BT Group plc+ ................................       1,196,172
     30,200  BT Group plc, ADR+ ...........................       1,213,436
    220,000  Cable & Wireless plc, ADR ....................       2,164,800
    550,000  CenturyTel Inc. ..............................      18,700,000
    380,000  Citizens Communications Co.+ .................       4,085,000
    322,600  Commonwealth Telephone
               Enterprises Inc.+ ..........................      12,339,450
     35,000  Commonwealth Telephone
               Enterprises Inc., Cl. B+ ...................       1,522,500
    150,132  Deutsche Telekom AG, ADR .....................       2,248,977
     50,000  France Telecom SA, ADR .......................       1,520,500
     10,000  Global Crossing Ltd.+ ........................           1,090

                                                                 MARKET
  SHARES                                                          VALUE
-----------                                                  --------------
    220,000  Qwest Communications International Inc. ......    $  1,808,400
    250,000  RCN Corp.+ ...................................         352,500
     10,000  Rogers Communications Inc., Cl. B+ ...........         136,640
    430,000  Rogers Communications Inc., Cl. B, ADR+ ......       5,891,000
    100,000  SBC Communications Inc. ......................       3,744,000
    400,000  Sprint Corp. - FON Group .....................       6,116,000
     75,403  Tele Norte Leste Participacoes SA, ADR .......         947,062
    500,000  Telecom Italia SpA ...........................       4,117,703
    117,000  Telecom Italia SpA, ADR ......................       9,564,750
     92,898  Telefonica SA, ADR+ ..........................       3,075,837
     12,080  Telefonica SA, BDR+ ..........................         135,925
     20,000  Telefonos de Mexico SA, Cl. L, ADR ...........         807,800
     37,500  TELUS Corp. ..................................         429,195
     22,500  TELUS Corp., ADR .............................         257,517
     26,500  TELUS Corp., Non-Voting ......................         278,549
      7,500  TELUS Corp., Non-Voting, ADR .................          78,834
    225,000  Verizon Communications Inc. ..................      10,271,250
                                                             --------------
                                                                127,717,087
                                                             --------------
             TRANSPORTATION -- 0.1%
     85,000  AMR Corp.+ ...................................       2,244,850
      4,000  Kansas City Southern Industries Inc.+ ........          63,760
      3,000  Providence & Worcester Railroad Co. ..........          23,910
      5,000  Ryder System Inc. ............................         147,700
                                                             --------------
                                                                  2,480,220
                                                             --------------

             WIRELESS COMMUNICATIONS -- 4.5%
     75,000  America Movil SA de CV, Cl. L, ADR ...........       1,489,500
    500,000  AT&T Wireless Services Inc.+ .................       4,475,000
    200,000  Leap Wireless International Inc.+ ............       1,684,000
    300,000  mm02 plc+ ....................................         291,567
    100,000  mm02 plc, ADR+ ...............................         979,000
    300,000  Nextel Communications Inc., Cl. A+ ...........       1,614,000
    120,000  Nextel Partners Inc., Cl. A+ .................         722,400
     65,000  Price Communications Corp.+ ..................       1,146,600
    265,000  Rogers Wireless Communications
               Inc., Cl. B+ ...............................       3,021,000
    400,000  Sprint Corp. - PCS Group+ ....................       4,116,000
      6,750  Tele Celular Sul Participacoes SA, ADR .......          90,112
     22,500  Tele Centro Oeste Celular Participacoes
               SA, ADR ....................................         135,675
      1,350  Tele Leste Celular Participacoes SA, ADR+ ....          23,828
      3,375  Tele Nordeste Celular Participacoes ..........
               SA, ADR ....................................          81,506
      1,350  Tele Norte Celular Participacoes SA, ADR .....          21,533
  1,800,000  Telecom Italia Mobile SpA ....................       8,730,927
      3,375  Telemig Celular Participacoes SA, ADR ........          95,850
    695,000  Telephone & Data Systems Inc. ................      61,333,750
     27,000  Telesp Celular Participacoes SA, ADR .........         170,910
     27,000  Vodafone Group plc, ADR ......................         497,610
                                                             --------------
                                                                 90,720,768
                                                             --------------
             TOTAL COMMON STOCKS ..........................  $1,792,715,400
                                                             --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                MARKET
  SHARES                                                         VALUE
-----------                                                  --------------
             PREFERRED STOCKS -- 3.2%
             AEROSPACE -- 0.2%
     30,847  Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B ....................  $    4,090,312
                                                             --------------
             METALS AND  MINING -- 0.0%
     15,000  Freeport-McMoRan  Copper & Gold Inc.,
               7.000% Cv. Pfd. ............................         284,250
                                                             --------------
             PUBLISHING -- 3.0%
  2,481,181  News Corp. Ltd., Pfd., ADR ...................      59,548,344
                                                             --------------

             TELECOMMUNICATIONS -- 0.0%
      1,000  Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ....................          32,600
     20,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ............................         940,400
                                                             --------------
                                                                    973,000
                                                             --------------
             WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101  Telesp Celular Participacoes SA, Pfd .........          19,050
                                                             --------------
             TOTAL PREFERRED STOCKS .......................      64,914,956
                                                             --------------

 PRINCIPAL                                                      MARKET
  AMOUNT                                                         VALUE
-----------                                                  --------------
             CORPORATE BONDS -- 0.1%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$ 1,300,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...........................  $      966,875
                                                             --------------
             ELECTRONICS -- 0.0%
    100,000  Oak Industries Inc., Sub. Deb. Cv.,
               4.875%, 03/01/08 ...........................          85,000
                                                             --------------
             TOTAL CORPORATE BONDS ........................       1,051,875
                                                             --------------

             U.S. GOVERNMENT OBLIGATIONS -- 7.2%
144,678,000  U.S. Treasury Bills, 1.585% to 1.790%++,
               04/04/02 to 06/27/02 .......................     144,431,074
                                                             --------------
             TOTAL INVESTMENTS -- 100.0%
               (Cost $1,334,524,754) ......................   2,003,113,305
             OTHER ASSETS
               AND LIABILITIES (NET) -- 0.0% ..............          21,304
                                                             --------------
             NET ASSETS -- 100.0% .........................  $2,003,134,609
                                                             ==============

                                              SETTLEMENT        UNREALIZED
                                                  DATE         APPRECIATION
                                               ---------       ------------
             FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
12,285,000(b)  Deliver Hong Kong Dollars
               in exchange for
               USD 1,574,556 ..........        08/01/02               $ 920
                                                                      =====
----------------
(a)  Security fair valued under procedures established by the
     Board of Trustees.
(b)  Principal amount denoted in Hong Kong Dollars.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR  American Depositary Receipt.
BDR  Brazilian Depositary Receipt.
USD  U.S. Dollars.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES
              Mario J. Gabelli, CFA           Anthony R. Pustorino
              CHAIRMAN AND CHIEF              CERTIFIED PUBLIC ACCOUNTANT
              INVESTMENT OFFICER              PROFESSOR EMERITUS
              GABELLI ASSET MANAGEMENT INC.   PACE UNIVERSITY

              Anthony J. Colavita             Werner J. Roeder, MD
              ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
              ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

              James P. Conn                   Anthonie C. van Ekris
              FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
              FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
              HOLDINGS LTD.

              John D. Gabelli                 Salvatore J. Zizza
              SENIOR VICE PRESIDENT           CHAIRMAN
              GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL SUPPLIES
                                              CORP.

              Karl Otto Pohl
              FORMER PRESIDENT
              DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
              Mario J. Gabelli, CFA           Bruce N. Alpert
              PORTFOLIO MANAGER               PRESIDENT AND TREASURER

              James E. McKee
              SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q102SR


                                                               [GRAPHIC OMITTED]
                                                                MARIO J. GABELLI

THE
GABELLI
ASSET
FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002